Exhibit 77Q1(e)

Copies of any new or amended Registrant investment advisory contracts

The following documents were included in Registrant's Form Type 485BPOS, dated June 29, 2009, accession number 0000950123-09-018696, and incorporated by reference herein:

Fund Management Agreement - UBS Global Asset Management (Americas) Inc.,